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                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Directors of Alcoa Inc. (the "Company") hereby constitute and appoint RICHARD B. KELSON, WILLIAM B. PLUMMER, TIMOTHY S. MOCK and DONNA C. DABNEY, or any of them, their true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or may be required to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under said Act of the Company's Annual Report on Form 10-K for 2000, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned to the Company's Annual Report on 10-K for 2000 to be filed with the Securities and Exchange Commission and to any instruments or documents filed as part of or in connection with any such Annual Report on Form 10-K, including any amendments or supplements thereto; and the undersigned hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have subscribed these presents on the date set opposite their names below.


/s/ Kenneth W. Dam
_______________________________                       January 12, 2001
Kenneth W. Dam


/s/ Joseph T. Gorman
_______________________________                       January 12, 2001
Joseph T. Gorman


/s/ Judith M. Gueron
_______________________________                       January 12, 2001
Judith M. Gueron


/s/ Sir Ronald Hampel
_______________________________                       January 12, 2001
Sir Ronald Hampel

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/s/ Hugh M. Morgan
_______________________________                       January 12, 2001
Hugh M. Morgan


/s/ John P. Mulroney
_______________________________                       January 12, 2001
John P. Mulroney


/s/ Henry B. Schacht
_______________________________                       January 12, 2001
Henry B. Schacht


/s/ Franklin A. Thomas
_______________________________                       January 12, 2001
Franklin A. Thomas


/s/ Marina v.N. Whittman
_______________________________                       January 12, 2001
Marina v.N. Whittman